Exhibit 10.7(a)

EXHIBIT B

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this “Agreement”) is made and entered into as of February 9, 2007, among Star Energy Corporation, a Nevada corporation (the “Company”) and the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers” and together with the Company, each a “party” and collectively, the “parties”).

This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof, between the Company and each Purchaser (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, the “Purchase Agreement”).

The Company and each Purchaser hereby agrees as follows:

1. Definitions

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Company Indemnified Party” shall have the meaning set forth in Section 5(b).

“Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, the 30th calendar day following the required Filing Date of such initial Registration Statement (or the 90th calendar day following such required Filing Date in the event of a “full review” of the initial Registration Statement by the Commission) and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 60th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder; provided, however, that in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(b).

“Event Date” shall have the meaning set forth in Section 2(b).

“Filing Date” means, with respect to the initial Registration Statement required hereunder, the earlier of April 15, 2007, or the 15th calendar day following the date the Company files its Form 10-KSB for the year ended December 31, 2006, and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Holder Indemnified Party” shall have the meaning set forth in Section 5(a).

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Registrable Securities” means (i) all of the shares of Common Stock issuable upon conversion in full of the Debentures, (ii) all shares of Common Stock issuable as interest on the Debentures assuming all permissible interest payments are made in shares of Common Stock and the Debentures are held until maturity, (iii) all Warrant Shares, (iv) any additional shares of Common Stock issuable in connection with any anti-dilution provisions in the Debentures or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Debenture or limitations on exercise set forth in the Warrant) and (v) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

“Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

2. Shelf Registration

(a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by at least an 85% majority in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its reasonable best efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement from the Commission as of 5:00 p.m. New York City time on a Trading Day. The Company shall immediately notify the Holders via facsimile of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission in accordance with the preceding sentence. The Company shall, by 9:30 a.m. New York City time on the Trading Day after the Effective Date (as defined in the Purchase Agreement), file a final Prospectus with the Commission as required by Rule 424. Failure to notify the Holder of the effectiveness of a Registration Statement, as provided herein, or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(b).

(b) For purposes of this Agreement, any of the following shall be considered an “Event”: (i) the Company fails to file a Registration Statement on or prior to its Filing Date or files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a) herein, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Trading Days of the date that the Commission notifies the Company (whether orally or in writing, whichever is earlier) that a Registration Statement will not be “reviewed” or be subject to further review, or (iii) the Company fails to file a pre-effective amendment to the Registration Statement in advance of the Effectiveness Date and/or otherwise to respond in writing to comments made by the Commission in respect of such Registration Statement within ten (10) calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) the Commission fails to declare a Registration Statement filed or required to be filed hereunder effective by its Effectiveness Date, or (v) after its Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities for a period of (A) thirty (30) non-consecutive calendar days (in the aggregate) during any twelve (12) month period because the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or a similar transaction which, in the reasonable judgment of the Company’s board of directors, requires the Registration Statement to be amended to include information in connection with such pending transaction (including the parties thereto) and such information is not yet available or capable of being publicly disclosed, or (B) sixty (60) non-consecutive calendar days in the aggregate during any twelve (12) month period for any other reason. For purposes of sub-clauses (i) or (iv), the date on which the Event described therein occurs or, for purposes of sub-clause (ii), the date on which such five (5) Trading Day period is exceeded or, for purposes of sub-clause (iii), the date on which such ten (10) calendar day period is exceeded or, for purposes of sub-clause (v), the date on which such thirty (30) or sixty (60) calendar day period, as applicable, is exceeded, is referred to as an “Event Date”).

(c) In addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such monthly anniversary) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to one and one-half percent (1.5%) of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities then held by such Holder (calculated as if all convertible securities had been fully converted). The parties agree that (A) the Company shall not be liable for liquidated damages under this Agreement with respect to any Warrants or Warrant Shares and (B) in no event shall the Company be liable for liquidated damages under this Agreement in excess of one and one-half percent (1.5%) of the aggregate Subscription Amount of the Holders in any thirty (30) day period. If the

Company should fail to pay in full any partial liquidated damages pursuant to this Section 2(c) within seven (7) days after the date such liquidated damages are payable, then the Company will pay interest thereon to the Holder at a rate of eighteen percent (18%) per annum (or such lesser maximum amount that is permitted to be paid by applicable law), with such interest accruing daily from the date such partial liquidated damages are due until such amounts, (plus all such interest thereon), are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis to any portion of a month prior to the date which upon an Event is cured.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of all such Holders and (ii) cause its officers, directors, counsel and independent certified public accountants to respond to such inquiries as counsel to each Holder shall deem reasonably necessary to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith; provided however, that the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have received copies of a Registration Statement or one (1) Trading Day after the Holders have received copies of any related Prospectus or amendments or supplements thereto in accordance with the provisions hereof. Each Holder agrees to furnish the Company with a completed questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b) (i) prepare and file with the Commission (A) such amendments (including post-effective amendments) or supplements to a Registration Statement and the Prospectus used in connection therewith as the Company may deem reasonably necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and (B) such additional Registration Statements as the Company may deem reasonably necessary to register all of the Registrable Securities for resale under the Securities Act; (ii) subject to the terms of this Agreement, cause the related Prospectus to be amended or supplemented by any Prospectus supplement, required to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably possible to the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided, however, that the Company may excise any information contained therein who would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) if, during the Effectiveness Period, the number of Registrable Securities at any time exceeds one hundred percent (100%) of the number of shares of Common Stock then registered in a Registration Statement, file as soon as reasonably practicable, but in any event prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of such Registrable Securities.

(d) notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of clause (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day: (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective as promptly as reasonably practicable; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, such document will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the sole judgment of the Company, renders the continued availability of a Registration Statement or Prospectus, as the case may be, contrary to the best interests of the Company.

(e) use its best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as reasonably practicable.

(f) furnish to each Holder, without charge, at least one (1) conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g) subject to the terms of this Agreement, consent (and the Company hereby does consent) to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d) hereof.

(h)(i) effect a filing with respect to the public offering contemplated by the Registration Statement (an “Issuer Filing”) with the National Association of Securities Dealers, Inc. (“NASD”) Corporate Financing Department pursuant to NASD Rule 2710(b)(10)(A)(i) within one (1) Trading Day of the date upon which the Registration Statement is first filed with the Commission; (ii) pay the filing fee required by such Issuer Filing; (iii) use commercially reasonable efforts to pursue the Issuer Filing until the NASD issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement; and (iv) provide a copy of the Issuer Filing and all related correspondence with respect thereto to FWS.

(i) prior to any resale of Registrable Securities by a Holder, (i) use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, in order to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period; and (ii) do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, however, that the Company shall not be required to: qualify generally to do business in any jurisdiction where it is not so qualified, as of such date or take any other action that would render the Company subject to any material tax in any such jurisdiction where it is not then so subject; or file a general consent to service of process in any such jurisdiction.

(j) if requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, (to the extent permitted by the Purchase Agreement), of all restrictive legends and be in such denominations and registered in such names as any such Holders may reasonably request.

(k) upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably practicable under the circumstances, prepare a an amendment, or a post-effective amendment, as the case may be, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required documents necessary to ensure that neither such a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that, in complying with the aforementioned obligation, the Company shall be entitled to take into account its own good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event. In the event that the Company shall notify the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall promptly suspend use of such Prospectus upon receipt of such notification; provided, however, that the Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as reasonably practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed sixty (60) calendar days (which need not be consecutive days) in any twelve (12) month period.

(l) comply with all applicable rules and regulations of the Commission.

(m) be entitled to require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Shares; provided, however, that during any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three (3) Trading Days of the Company’s request, in each case any liquidated damages that may accrue during at such time as to such Holder shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, but not limited to, fees and expenses): (i) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (ii) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (iii) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (b) printing expenses (including, but not limited to, expenses of printing certificates for Registrable Securities), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) Securities Act liability insurance, if the Company should implement a policy of insurance with respect to the same, such insurance, and (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, (g) all internal expenses incurred by the Company in connection with the consummation of the transactions contemplated by this Agreement (including, but not limited to, all salaries and expenses of its officers and employees performing legal or accounting duties), (h) the expense of any annual audit of the Company, and (i) the fees and expenses incurred by the Company in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person (each a “Holder Indemnified Party”), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by any Holder Indemnified Party expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder or any other Holder Indemnified Party expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose) or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement promptly upon becoming aware of the same.

(b) Indemnification by Holders. Subject to the provisions of Section 5(d) hereof, each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents, employees, advisors and representatives, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees, advisors or representatives of such controlling Persons (each, a “Company Indemnified Party”), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by any Holder Indemnified Party to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by Holder Indemnified Party expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective

Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. (i) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder, such indemnified party (whether a Company Indemnified Party or a Holder Indemnified Party, being hereafter referred to as an “Indemnified Party”) shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement unless a court of competent jurisdiction has made a final determination not subject to appeal or further review that such failure has prejudiced the Indemnifying Party.

(ii) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (A) the Indemnifying Party has agreed in writing to pay such fees and expenses; (B) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (C) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party reasonably believes that a material conflict of interest is likely to exist if the same counsel represents such Indemnified Party and the Indemnifying Party, in which event the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be borne by the Indemnifying Party. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

(iii) Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, within ten (10) Trading Days of written notice thereof to the Indemnifying Party to which receipts shall be appended; provided, however, that the Indemnified Party shall promptly reimburse the Indemnifying Party only for that portion of such fees and expenses applicable to such actions for which the Indemnified Party is liable hereunder.

(d) Contribution. (i) If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless from any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section were available to such party in accordance with its terms

(ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

(iii) The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) No Piggyback on Registrations. Except as set forth on Schedule 6(b) attached hereto, neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the Registration Statements other than the Registrable Securities. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission; provided, however, that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

(c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(d) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing by the Company (the “Advice”) that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its reasonable best efforts to ensure that use of the Prospectus may be resumed as promptly as practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities due to a breach of its obligations under Section 3 hereof shall be subject to the liquidated damages provisions of Section 2(b).

(e) Piggy-Back Registrations. If at any time during the Effectiveness Period there is no effective Registration Statement covering all of the Registrable Securities and the Company decides to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of the same. Within fifteen (15) days after the date of such notice, any Holder may request in writing that the Company include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

(f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified, supplemented, restated, waived, extended, discharged or terminated orally. This Agreement may only be (i) supplemented, modified, amended or restated in a writing signed by the Company and the Holders of a majority of the then outstanding Registrable Securities; and (ii) waived, extended or terminated in a writing signed by the party or parties against whom such waiver, extension, discharge or termination would have to be enforced. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then-outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflict with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(j) Execution and Counterparts. This Agreement may be executed in two (2) or more counterparts of the entire document or the signature pages hereto, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file or other electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(k) Governing Law. All questions concerning the governing law, construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement, as if this Agreement were the “Agreement” and the Purchaser were the “Purchaser” in each case as defined therein, which provisions are hereby incorporated by reference.

(l) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(m) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, in each case unless the absence of the invalid, illegal, void or unenforceable term, provision, covenant or restriction would impair the practical realization of the applicable party’s principal rights and benefits hereunder, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(n) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(o) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, Subject to the provisions of Section 5(d), no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its right including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

(p) Purchase Agreement. This Agreement is the Registration Rights Agreement referred to in the Purchase Agreement and other Transaction Documents. All of the applicable provisions of the Purchase Agreement, are incorporated herein by reference and made a part hereof. In the event that any specific provision of this Agreement conflicts or is inconsistent with any specific term or provision contained in the Purchase Agreement, the specific term or provision of the Purchase Agreement shall control and be given effect. However, this Registration Rights Agreement contains provisions that are in addition to those contained in the Purchase Agreement, which each are cumulative with and not alternatives to each other, and which shall not be deemed or construed to be in conflict or inconsistent with the Purchase Agreement because they are not contained in it.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

STAR ENERGY CORPORATION

By:
Name:
Title:

[SIGNATURE PAGE OF HOLDERS TO SERG RRA]

Name of Holder:

Signature of Authorized Signatory of Holder:

Name of Authorized Signatory:

Title of Authorized Signatory:

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the Common Stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on the OTC Bulletin Board or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

• ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

• block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

• purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

• an exchange distribution in accordance with the rules of the applicable exchange;

• privately negotiated transactions;

• settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

• broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

• through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

• a combination of any such methods of sale; or

• any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this Prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

In connection with the sale of the Common Stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the Common Stock short and deliver these securities to close out their short positions, or loan or pledge the Common Stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this Prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this Prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any Person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the Prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this Prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this Prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this Prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this Prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any Person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the Common Stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the Common Stock by the Selling Stockholders or any other Person. We will make copies of this Prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this Prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Annex B

STAR ENERGY CORPORATION

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of Common Stock (the “Registrable Securities”) of Star Energy Corporation, a Nevada corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related Prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1. Name.

(a)	Full Legal Name of Selling Securityholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the Questionnaire):

2. Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐	No ☐

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes ☐	No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐	No ☐

(d)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any Person to distribute the Registrable Securities?

Yes ☐	No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4. Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a)	Type and Amount of other securities beneficially owned by the Selling Securityholder:

5. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three(3) years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related Prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related Prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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